Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COCA-COLA PLAZA

ATLANTA, GEORGIA

J. ALEXANDER M. DOUGLAS, JR. PRESIDENT COCA-COLA NORTH AMERICA	P. O. BOX 1734 ATLANTA, GA 30301 404 676-4421 FAX 404-598-4421

April 29, 2016

Coca-Cola Bottling Co. Consolidated

4100 Coca-Cola Plaza

Charlotte, NC 28211

Attention:    Jamie Harris

   Executive Vice President, Business Transformation

Re: CCNA Exchange for Regional Producing Bottlers

Dear Jamie:

In connection with the manufacturing facility transaction contemplated by that certain Asset Purchase Agreement, dated as of October 30, 2015, between Coca-Cola Bottling Co. Consolidated (together with its direct and indirect wholly-owned subsidiaries, “Bottler”) and Coca-Cola Refreshments USA, Inc. (“CCR”) (the “Transaction”), The Coca-Cola Company (“Company”) and Bottler agree as follows:

1.

As used herein “RMA” means each Initial Regional Manufacturing Agreement executed in connection with the Transaction and each Initial Regional Manufacturing Agreement and Regional Manufacturing Agreement entered into between the parties or their affiliates on or after the date of this Letter Agreement, as any of such agreements may be amended or restated from time to time. This Letter Agreement will apply to each RMA or amended RMA entered into by Bottler and Company, including those entered into prior to the date of this Letter Agreement. Capitalized terms used, but not defined, in this Letter Agreement have the meaning specified in the RMA, unless otherwise noted.

2.

To support and enable [***], and to strengthen the competitiveness of the Coca-Cola finished goods production system, Company, acting by and through its Coca-Cola North America division (“CCNA”), will, on or before January 1, 2017, unilaterally establish and operate an exchange process (“CCNA Exchange”) that will provide [***] for each SKU (as defined in Bottler’s Comprehensive Beverage Agreement(s)) of Authorized Covered Beverages sold [***] in accordance with the RMA.

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.	Among other things, in establishing and operating the CCNA Exchange, CCNA will:

a.	Develop and unilaterally establish [***] for each SKU of Authorized Covered Beverages sold [***], as provided in the RMA;

b.	Develop and unilaterally establish [***] for each SKU of Authorized Covered Beverages as provided in the RMA;

c.	Obtain from the NPSG, [***];

d.

For calendar year 2016, calculate (i) the net revenue received by Bottler on sales of Authorized Covered Beverages to U.S. Coca-Cola Bottlers as provided in Initial Regional Manufacturing Agreement Section 4.1.1 and (ii) the aggregate amount of [***]. If the amount calculated under Section 3(d)(i) hereof is less than the amount calculated under Section 3(d)(ii) hereof, Company will through the CCNA Exchange, reimburse Bottler for the difference within a reasonable period of time following the end of calendar year 2016. If the amount calculated under Section 3(d)(i) hereof is greater than the amount calculated under Section 3(d)(ii) hereof, Bottler will, through the CCNA Exchange, reimburse Company for the difference within a reasonable period of time following the end of calendar year 2016.

e.

For calendar year 2017, calculate (i) the net revenue received by Bottler on sales of Authorized Covered Beverages to other RPBs as provided in Initial Regional Manufacturing Agreement Section 4.1.2.1, and to EPBs and PBs as provided in Initial Regional Manufacturing Agreement Section 4.1.3.1 and (ii) the aggregate amount of [***]. If the amount calculated under Section 3(e)(i) hereof is less than the amount calculated under Section 3(e)(ii) hereof, Company will, through the CCNA Exchange, reimburse Bottler for the difference within a reasonable period of time following the end of calendar year 2017. If the amount calculated under Section 3(e)(i) hereof is greater than the amount calculated under Section 3(e)(ii) hereof, will, through the CCNA Exchange, reimburse Company for the difference within a reasonable period of time following the end of calendar year 2017.

f.	Beginning January 1, 2018, (i) calculate the sum of [***]; and (ii) for each SKU of Authorized Covered Beverages sold by Bottler to EPBs and PBs, calculate [***].

i.

For each SKU where the sum of [***] is greater than [***] charged by Bottler to EPBs and PBs in accordance with the RMA, CCNA will, through the CCNA Exchange, reimburse Bottler for the difference within a reasonable period of time; and

ii.

For each SKU where the sum of [***] is less than [***] charged by Bottler to EPBs and PBs in accordance with the RMA, Bottler will reimburse CCNA, through the CCNA Exchange, for the difference within a reasonable period of time.

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

4.

Upon Company’s request, Bottler will provide to Company such information necessary to allow Company and Bottler to perform the actions described in this Letter Agreement. Company will hold such Financial Information in accordance with the confidentiality provisions of RMA Section 39 and will not use such information for any purpose other than to perform the actions described in this Letter Agreement.

5.

Company and Bottler acknowledge that further refinements to the CCNA Exchange may be needed to support and enable [***] and to strengthen the competitiveness of the Coca-Cola finished goods production system. Company and Bottler anticipate that any such refinements would be made as soon as reasonably practicable, and that the form of Regional Manufacturing Agreement attached as Schedule 9.4 of each Initial Regional Manufacturing Agreement executed by Bottler would thereafter be modified to include Sections 2 through 4 of this Letter Agreement, as modified or supplemented to reflect any mutually agreed refinements to the description of the CCNA Exchange.

Company and Bottler expressly reserve and do not waive hereunder any and all rights under the RMA or any other agreement. Company and Bottler agree that the contents of this Letter Agreement are confidential and that none of the parties may discuss or disclose any of the provisions herein without the express written permission of the other parties, except (i) as required under applicable securities laws, legal process or other laws, (ii) that each party may disclose the contents of this Letter Agreement to those of its directors, officers, employees, lenders, potential financing sources and representatives of its legal, accounting and financial advisors (the persons to whom such disclosure is permissible being collectively referred to herein as “Representatives”) who have a need to know such information as long as such Representatives are informed of the confidential and proprietary nature of the information. The parties agree that the merger, integration and similar provisions in each RMA stating that such RMA encompasses all agreements between the parties and supersedes all prior agreements will not have any effect on the validity and continuance of the provisions of this Letter Agreement, and Company and Bottler agree never to assert that this Letter Agreement has been superseded by a merger, integration or similar provision of any RMA unless the parties specifically state in such RMA that they intend to modify or supersede this Letter Agreement by making specific reference to this Letter Agreement.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Sincerely,

/s/ J.A.M. Douglas, Jr.
J. A. M. Douglas, Jr.
President, Coca-Cola North America

Accepted and Agreed to:

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ James E. Harris
Name:	James E. Harris
Title:	Executive Vice President, Business Transformation